PANORAMA SERIES FUND, INC.
Total Return Portfolio

Supplement dated February 3, 2012 to the Prospectus dated April 29, 2011, as supplemented November 14, 2011 and to the
Statement of Additional Information dated April 29, 2011

This supplement amends the Prospectus dated April 29, 2011, as supplemented November 14, 2011 and Statement of Additional Information dated April 29, 2011 of the Total Return Portfolio, a series of Panorama Series Fund, Inc. (the “Portfolio”) by adding the following:

The Board of Directors of Panorama Series Fund, Inc. has determined that it is in the best interest of the Portfolio’s shareholders that the Portfolio reorganize with and into Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Portfolio and Balanced Fund/VA, whereby Balanced Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Portfolio in exchange for newly-issued shares of Balanced Fund/VA (the “Reorganization”). If the Reorganization takes place, Portfolio shareholders will receive Non-Service shares of Balanced Fund/VA equal in value to the value of the net assets of the shares of the Portfolio they hold immediately prior to the Reorganization. The shares of Balanced Fund/VA to be received by shareholders of the Portfolio will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Portfolio and Balanced Fund/VA and their respective shareholders. Following the Reorganization, the Portfolio will liquidate and dissolve.

The Reorganization is conditioned upon, among other things, approval by the Portfolio’s shareholders. Shareholders of record, as of February 3, 2012, will be entitled to vote on the Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about March 27, 2012. The anticipated date for the shareholder meeting is on or about April 20, 2012. If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.

February 3, 2012

PS0609.011